UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 16, 2007
PCTEL, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27115	77-0364943

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
8725 W. Higgins Road, Suite 400
Chicago, Illinois 60631

(Address of principal executive offices)
(773) 243-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events
     On May 16, 2007, PCTEL, Inc. (the “Company”) issued a press release announcing that its board of directors has authorized the repurchase of up to an additional 500,000 shares of its outstanding common stock. The Company’s board of directors had previously approved three additional stock repurchase programs for an aggregate of 2,500,000 shares. Subject to applicable securities laws, the shares may be repurchased from time to time in the open market. Such purchases will be at times and in amounts as the Company deems appropriate, based on factors such as market conditions, legal requirements and other corporate considerations.
     The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
     The following exhibit is furnished herewith:
99.1	Press Release, dated May 16, 2007, announcing the approval of a stock repurchase program

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 29, 2007

PCTEL, INC.
By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
99.1	Press Release, dated May 16, 2007, announcing the approval of a stock repurchase program